Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24V

FIFTY-EIGHTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Fifty-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Upon execution by the parties, the effective date of this Amendment is September 4, 2013 (the “Effective Date”). Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (as defined below):

1.

(a)  Use.  TWC desires to use and CSG agrees to provide CSG’s CSG Statement Express™ API service ("Statement Express API Service") (as described in Section 3 of this Amendment) which may be used by Customers and/or their third party contractors in the United States and the Export Approved Countries for Customers' statement archival retrieval purposes for the term of the Agreement (and any Termination Assistance Period, as defined in the Agreement), conditioned upon use of Print and Mail Services by such Customers under this Agreement, unless the Statement Express API Service is earlier terminated as provided herein. Use of the Statement Express API Service by any Customer is optional.  Notwithstanding the terms of the Agreement, Participating Affiliates are not required to execute an amendment to such Participating Affiliate's Affiliate Addendum to use the Statement Express API Service.  In addition to TWC’s termination rights set forth in Article 6 of the Agreement, TWC shall also have the right to ********* *********’ *** ** ******* ** *** ********* ******* *** ******* *** *********** **** ******* ****** to CSG in accordance with 6.1 (f) of the Agreement (as if “TWC” were substituted for “Participating Affiliate” therein and without reference to any Affiliate Addendum).

(b)  Designated Environment.  Current DEG requirements for Statement Express API Service are attached hereto as Exhibit A and incorporated herein by this reference, in accordance with the terms of the Agreement.

(c)  Technical Services.  Upon a Customer’s request, during the term of this Agreement and any Termination Assistance Period, CSG personnel will assist such Customer with any reasonable Technical Services that such Customer reasonably requests in connection with the Statement Express API Service, including in relation to the Customer-side integration of any Other Medium (as defined below) and/or Third Party Systems, pursuant to a Statement of Work signed by the applicable Customer and CSG for the then current Fees for the provision of Technical Services provided in Schedule F of the Agreement under the Statement Express API Service fee section.

(d)  Deconversion.  In the event TWC divests a cable system CSG agrees to provide de-conversion services in accordance with Article 3.1 (c) of the Agreement and as part of such de-conversion services, the following shall be added to the list of master files and data in Section 3.1(c)(i):

•	*** ****** ** ********** (for the ********** ******* ******, pursuant to ******* *, **** ******, ********** *, ********* *******, of Schedule F)

2.	Schedule P of the Agreement is hereby amended to add the Statement Express API Service as an Export Approved Service.

3.

Schedule C, Basic Services and Additional Services and Associated Exhibits, of the Agreement is amended to add the Statement Express API Service as an Additional Service and to add the following description of the Statement Express API Service:

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Statement Express API Service.  Statement Express API Service electronically retrieves ESP® Statements of Customers’ Subscribers (the "Statements") in the form of a .pdf image exactly as a hard copy version of the Statement would appear to the applicable Subscriber, including customized statement messages and advertisements (“PDF Images”).  PDF Images of the Statements are available within *****-***** (**) ***** of composition or, in the case of Subscribers that receive electronic copies, immediately following such composition.  Statement Express API works in either an application programming interface capacity or integrated with ACSR®.

Statement Express API Service will enable PDF Images of the Statements to be accessed from CSG data repository databases, for both a production and a shared customer acceptance testing ("CAT") test environment, via any Third Party Systems and any such other mediums as TWC and the Participating Affiliates may elect from time to time including, but not limited to, website and desktop applications, wireless devices, etc. (“Other Mediums”). The Statement Express API Service is in addition to the statement retrieval functionality that is provided via any other Product or Service under this Agreement.  All updates and enhancements of the Statement Express API shall be made available ** ** ****** to TWC and the Participating Affiliates immediately upon release by CSG and are included within this definition of “Statement Express API Service.”

4.

As a result, a new subsection E is hereby added to Schedule F (“Fees”) of the Agreement, under “CSG Services,” “Section II. Interfaces,” to include the following fees for the Statement Express API Service.  For clarification purposes, the fees listed below have already been subject to Section 5.4 Adjustment to Fees; therefore CSG shall not adjust any of the fees specified below prior to ***** ** ****.

“E.  Statement Express API Service:

Description of Item/Unit of Measure	Frequency	Fee
E.Statement Express API Service (Notes 2 – 6) (Note 8)
1.Implementation of Statement Express API with a CAT Test Environment Interface (Note 1)	***-****	$	*********
2.Interface Development and Technical Services (Note 7)	*** *******		*****
3.Support Services Fee (*** ********* **********) (Note 3)	*******	$	******

Note 1: Implementation of the Statement Express API for both a production and CAT test environment is set forth in a Statement of Work (CSG document no.2303175).

Note 2: Following implementation of the Statement Express API pursuant to Note 1 above, CSG shall ensure that any fix, update, modification, enhancement or upgrade and/or new version of the Statement Express API (“Statement Express API Update”) shall maintain ************* *** **************** **** *** ***** ******* ***/** ***** ***** ******* ******** ** ********* **** ********* **** *** ********* ******* *** ** of the date of such Statement Express API Update, and, in addition, CSG shall not implement a Statement Express API Update without first ensuring that such Statement Express API Update ********* ************* **** *** ***** ******* ***/** ***** ***** ******* ******** ** ********* **** ********* **** *** ********* ******* *** as of the date of such Statement Express API Update, at ** ****** ** *********.

Note 3: During the term of this Agreement and any Termination Assistance Period, CSG shall provide Support Services for the Statement Express API Service, including any interfaces following implementation as contemplated in Note 7 below, and problems shall be reported and resolved, in accordance with the priority levels set forth in Section II of Schedule H of the Agreement, provided, however, to the extent Customers pay any fees for maintenance of Statement Express pursuant to Section I.H of Schedule F, TWC shall ******* ** ****** ** * ****** *** ****** ***** ***** ** *** ****** ** *********** **** **** ********* *** *** ********* ******* pursuant to Section I.H. of Schedule F against the Support Services Fee incurred hereunder. Specifically, any Support Services Fees incurred hereunder shall be ****** ** * ******* ***** ***** **** **** ** *** ********* ** **** ******* ******* ******** **** *** *** ******** **** ******* *** ****** ** *** ****** *********** **** for Statement Express, if applicable, for such calendar year.

Note 4: Customers will receive a ******* ** **** ******* *** ******* ******** (*********) PDF ***** ***** for Statements (“PDF Statement Pulls”) *** ******** ***** via the Statement Express API, which, for the avoidance of doubt, excludes any statement image pulls through ACSR (“Initial API Capacity”), ** ** ******.  For purposes of clarity, any PDF Statement Pulls through the Statement Express API in conjunction with ACSR will not count toward the PDF Statement Pulls, either in terms of Initial API Capacity or any excess over and above the Initial API Capacity.  If Customers’ aggregate monthly volume of PDF Statement Pulls increases to ****** ******* (***) of the Initial API Capacity, CSG shall notify TWC in writing (email shall be sufficient).  If during any ******** *****, Customers’ aggregate ******* PDF Statement Pull ****** ******* the Initial API Capacity, CSG shall ******* *** *** **** *** **** of $****** *** ***** for each increment of ***** ******* *** ***** ******** (*******) PDF Statement Pulls *** ***** in ****** of the Initial API Capacity (“Statement Express API Fees”).

Note 5:  Effective immediately following implementation of the Statement Express API Service, PDF Image history for all Statements shall be available for the then-current month and the immediately prior *** (*) ******; unless a Customer has notified CSG that it chooses to elect Option II under Section I, Call Center, subsection H, Statement Express, of Schedule F, after which ****** (**) ****** of PDF Image history shall be available through the Statement Express API Service upon accumulation of the same.

Note 6: Following implementation of the Statement Express API Service pursuant to the Statement of Work referenced in Note 1 above, revisions requested by Customers to the Statement Express API Service will require a separate mutually agreed upon Statement of Work, which will include fees on a time and materials basis at a rate not to exceed the then-current Technical Services rate under Schedule F of the Agreement, or, if mutually agreed, on a fixed fee basis for the fee set forth in such Statement of Work.

Note 7: Interface Development and Technical Services.  Interface development and technical services requested by any Customer in relation to the client-side integration of any Other Medium and/or Third Party Systems shall be set forth in a mutually agreed upon Statement of Work pursuant to Note 6 above.

Note 8: For avoidance of doubt, solely to the extent Customers continue to use CSG Statement Express™ and subject to Note 3 above, each such Customer shall be subject to terms and conditions of CSG Statement Express™ set forth in the Agreement to the extent applicable, including annual per workstation maintenance and per data frame archival storage fees pursuant to Schedule F, "CSG Products"; Section I. Call Center; Item H, "Statement Express" of the Agreement (“Archival Data Fees”), provided, however, for avoidance of doubt, if a Customer elects Option II under Section I, Call Center, subsection H, Statement Express, of Schedule F, ****** (**) ****** of PDF Image history shall be available through both the Statement Express API Service and CSG Statement Express upon

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

accumulation of same without duplication of the Archival Data Fees charge.  Notwithstanding the foregoing, other than with respect to the Statement Express API Fees, Archival Data Fees to the extent applicable, and implementation and testing fees as contemplated in the Statement of Work referenced in Note 1 above, no additional fees, recurring or otherwise, shall apply solely as a result of any Customer’s use of the Statement Express API.”

5.	Schedule L entitled “Disaster Recovery Plan” shall be amended to add Statement Express API Service under **** *.

6.	Schedule K of the Agreement is hereby amended as follows:

(a) A new subparagraph (a)(xii) is inserted as follows:

“(xii)Statement Express API ******* ******** ****.  ******** **** for each Statement Express API Service ****** *********** shall be ********** ** *** (*) ******* or **** ******-**** ******* (***) of the time, measured on a ******* ***** and documented in a ******* ****** available commencing *** ******* ****** (***) **** following the Execution Date of the Fifty-eighth Amendment (as such date is defined therein) pursuant to and in accordance with Section (b)(i) below.  For purposes of this subsection (xii) ******** **** for each ****** *********** is measured from the ***** **** *** *** **** *** **** **** *** *** ****.  This ******** **** does not include any ******* ****.”

(b) A new subparagraph (a)(xiii) is inserted as follows:

“(xiii) Statement Express API Service.

(1)CSG shall complete the implementation services for the Statement Express API Service pursuant to that certain Statement of Work (CSG document no. 2303175) immediately after which, the Statement Express API Service shall be available for use by all Subscribers, employees, agents and customer service representatives of each Customer through Customer’s selected Third Party Systems and/or Other Mediums.

(2)Each Statement shall be viewable via the applicable Customer’s selected Third Party Systems and/or Other Mediums, within *****-***** (**) ***** of ***********, or in the case of Subscribers that receive electronic copies, immediately following such composition.

(3)The Statement Express API Service will be available ******-**** ******* (***) of the time, on a ******* *****, excluding ******** *** *********** for up to **** (*) ***** per **** to occur during CSG’s ********* ******** for Statement Express API which shall be published no less than ****** (**) **** in advance.  In the event CSG’s ********* ******** for *********** is expected to exceed **** (*) ***** in a ********** ****, CSG shall provide TWC and each Customer with ******** (**) days' prior notice.  However, unless mutually agreed to by both parties, in no other event shall the ******* ******* of ******** exceed **** (*) ***** *** ****.  For purposes of this paragraph (xiii)(3), ******** does not include ******* ************ beyond the *** ***** ** ***********.  The *** ***** ** *********** is defined as the ********* ******* *** ******, its ************* ********* and all other ********* ********* *** *** ********* ******* *** and the ******** ******* ** ***’* ********; provided, however, that it shall *** ******* *** or any ********* ********* for *** ******* ** ***’* ********.”

(c) A new subparagraph (b)(iii)(G) is inserted as follows:

“G.******** for *********** ********* in (a)(xii) and (a)(xiii).  If during the term of this Agreement, CSG does not meet *** ** **** ** *** **** (*) *********** ********* set forth in subparagraph (a)(xii) and (a)(xiii), then for **** ****** ********, *** ***** ** ******* $****** ********** ** *** ****** ** **** ********’* ********* *********** in the ***** in which the ****** ******** ********.  In the event a ****** ******** **-****** during the ********* ** *** **** ******* ******** ****, the ****** ******* ** *** **** ******* ** *** ***** ** **** ************ ***** ** ********** ** *** ****** ** ***** *** ****** ******** *** **-******** ** *** **** ******* ******** ****.  For example, if the ****** ******** ****** *** * ***** **** ** *** ******** ****, CSG ***** ** ******* *** ******* ** $****** ********** ** *** ****** ** **** ********’* ********* ************ ********** ** ***** (*). The ****** set forth in the preceding sentence ***** ** ******** ** * ****** to such Customer’s **** ******* *******.”

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF each of CSG and Customer cause this Amendment to be executed below by its duly authorized representative as of the date indicated below (the “Execution Date”).  The parties acknowledge and agree that to the extent either CSG or Customer has been performing, prior to the Execution Date, in connection with the elements described in this Amendment, except as otherwise specifically set forth herein, this Amendment and the Agreement shall retroactively govern each party’s performance in connection with the subject matter hereof commencing as of the Effective Date.  Notwithstanding the foregoing, if any invoices have been issued under this Amendment prior to the Execution Date, the payment date for such invoices shall be *****-**** (**) **** after the last party has executed this Amendment.

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Scott Cannada	By: /s/ Michael J Henderson
Name: Scott Cannada	Name: Michael J. Henderson
Title: Vice President	Title: EVP Sales & Marketing
Date: October 28, 2013	Date: 11/4/13

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A

Current DEG Requirements for Statement Express API Service*

CSG Statement Express® Designated Environment Effective Date: 7/26/2013

Reviewed on 7/26/2013: no changes

Reviewed on 4/29/2013:  no changes

Reviewed on 10/30/12:  no changes

Reviewed on 7/26/12:  no changes

Reviewed on 4/26/12:  no changes

Reviewed on 1/27/12:  no changes

Reviewed 10/26/11  no changes

Reviewed 7/27/11: no changes

Reviewed 4/27/11: no changes

Change effective 1/7/11:

—Stand Alone Environment option was deleted

Reviewed 10/29/10 – no changes

Changes effective 5/7/10:

—Stand Alone Environment Platform: IBM Content Manager OnDemand versions later than 7.1.2.0 are now supported. Stand Alone Environment/Platform changed from Windows XP or 2000 to Windows XP SP2 or later, or Windows Vista or later.

—Stand Alone Environments /Minimum Processor changed from IBM-compatible PC with Intel Pentium or Celeron 500 MHz  to all Intel and AMD processors capable of running supported Windows operating systems (32-bit and x64 -based systems)

CSG Statement Express Client - ACSR Integrated API (1)
Platform
See current Designated Environment requirements for ACSR
Desktop Software Requirements
Adobe Acrobat Reader version 7.0 or higher (Requires Plug-ins)
Internet Explorer 6.0 or higher
Minimum Processor
See current ACSR Designated Environment
Minimum Free Disk Space
See current Designated Environment requirements for ACSR
Minimum Memory
See current Designated Environment requirements for ACSR
(1) Requires CSG ACSR and INTERNIC registered address

*The DEG requirements specified in the attached are subject to change from time to time, in accordance with the terms of the Agreement.